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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20459

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  July 2, 1998



                            CREDIT DEPOT CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                             0-19420                       58-1909265
        --------                             -------                       ----------
(State or other jurisdiction of      (Commission file number)   (I.R.S. Employer Identification No.)
incorporation or organization)

                              700 Wachovia Center
                              Gainesville, Georgia
                              --------------------
                    (Address of principal executive offices)

                                     30501
                                     -----
                                   (Zip code)


                                 (770) 531-9927
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On July 2, 1998, Credit Depot Corporation (the "Company") received a letter from the Nasdaq Stock Market ("Nasdaq") notifying the Company that it intended to delist the Company's common stock (the "Common Stock") from the Nasdaq SmallCap Market (the "Market") for (a) failure to meet Nasdaq net tangible asset requirements (b) failure to meet Nasdaq notification requirements to shareholders regarding the recent issuance of convertible preferred stock and warrants (as described the Company's Current Report on Form 8-K dated May 22, 1998), and (c) failure to maintain a minimum bid price of $1 on the Common Stock. The Common Stock did, in fact, maintain a minimum bid price at or above $1 for the required number of days during the cure period. Nasdaq has subsequently advised the Company that it has removed this reason for delisting. Management of the Company also believes that the net tangible asset requirement has been met and that the notification requirement can be readily accommodated. As such, Management has requested a hearing before Nasdaq to present the Company's position. This hearing is anticipated to occur in mid-August of 1998. Nasdaq has advised the Company that the Common Stock will continue to be listed pending the outcome of the hearing. While Management believes it can successfully accommodate Nasdaq, there can be no assurance that the Company will prevail at the hearing. If Nasdaq does not accept the Company's position on the listing deficiencies and actually delists the Common Stock subsequent to the hearing, then the Company believes the Common Stock would trade on the Over-The-Counter Bulletin Board and be subject to additional sales practices as more fully described in the Company's Current Report on Form 8-K dated February 9, 1998.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CREDIT DEPOT CORPORATION
                                 ------------------------
                                      (Registrant)




Date: July 7, 1998                     /s/   Ralph J. DeBee
                                 -------------------------------------
                                             Ralph J. DeBee
                                  (President and Chief Executive Officer)




Date: July 7, 1998                     /s/   Charles D. Farrahar
                                 -----------------------------------------
                                             Charles D. Farrahar
                                  (Vice President and Chief Financial Officer)

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